ASSETS AND LIABILITIES HELD FOR SALE	3 Months Ended
Mar. 31, 2023
ASSETS AND LIABILITIES HELD FOR SALE
Assets And Liabilities Held For Sale

8. ASSETS AND LIABILITIES HELD FOR SALE

(a) Biblos

During the year ended December 31, 2022, the Company entered into an agreement to sell it’s 40% share of Biblos for $125,000. The net carrying amount of the assets and liabilities related to Biblos was $78,085 at the date of disposition. As a result, the Company recorded a gain on the disposition of Biblos of $46,915.

(b) Irati Energy Corporation (“Irati”)

Irati is a private company primarily focused on the development of its northern oilshale block located in Brazil.

On April 25, 2022, the Company sold its investment in Irati for $49,356 (CAD$62,635) or CAD$0.05 per common share of Irati.